UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

April 30, 2019

Wells Fargo Multi-Sector Income Fund (ERC)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Multi-Sector Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Multi-Sector Income Fund for the six-month period that ended April 30, 2019. In late 2018, investor concerns about U.S. interest rate policy, trade tensions, and geopolitical events drove equity losses and restrained bond returns. Thanks to a shift in U.S. Federal Reserve (Fed) policy and positive economic and business growth metrics during the first four months of 2019, stock and bond markets globally enjoyed a consistent move higher.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.76% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.12%. Based on the MSCI EM Index (Net)3, emerging market stocks added 13.76%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.49% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.25%. The Bloomberg Barclays Municipal Bond Index6 added 5.68%, and the ICE BofAML U.S. High Yield Index7 gained 5.55%.

Conflicting data unsettled markets as 2018 ended.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 basis points (100 basis points equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Multi-Sector Income Fund	3

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX8.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February 2019 report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, were still solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, the several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April 2019 meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

January’s returns tended to support the investing adage that markets climb a wall of worry.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Multi-Sector Income Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly NAV per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Multi-Sector Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

Strategy summary

The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 30%-70% of its total assets to a sleeve consisting of non-investment-grade (high yield) corporate debt, including floating-rate high yield bank loan securities; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage-backed securities, and investment grade corporate bonds.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International), LLC

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Michael Lee

Niklas Nordenfelt, CFA®‡

Alex Perrin

Phillip Susser

Lauren van Biljon, CFA®‡

Peter Wilson

Noah Wise, CFA®‡

Average annual total returns (%) as of April 30, 20191

	6 months	1 year	5 year	10 year
Based on market value	12.73	5.97	6.05	10.53
Based on net asset value (NAV)	6.88	5.61	5.28	9.48
Multi-Sector Income Blended Index[2]	5.80	3.83	3.21	6.56
ICE BofAML U.S. Cash Pay High Yield Index[3]	5.58	6.74	4.83	10.09
J.P. Morgan GBI-EM Global Diversified Composite Index[4]	7.00	-4.93	-0.97	3.52
Bloomberg Barclays Credit Bond Index[5]	6.90	6.38	3.46	5.98
Bloomberg Barclays U.S. Securitized Index[6]	4.92	4.97	2.46	3.38
J.P. Morgan Global Government Index (ex U.S.)[7]	3.70	-2.68	-0.34	2.04

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratio for the six months ended April 30, 2019, was 2.32% which includes 1.35% of interest expense.

Comparison of NAV vs. market value[8]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to mortgage- and asset-backed securities risk. This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Multi-Sector Income Fund	7

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 12.73% for the six-month period that ended April 30, 2019. During the same period, the Fund’s return based on its net asset value (NAV) was 6.88%. On the basis of increases in the market value and NAV of its shares, the Fund outperformed the Multi-Sector Income Blended Index, which gained 5.80% over the same period.

A fairly consistent economic environment was the backdrop for fixed-income markets during the period.

For the six-month period that ended April 30, 2019, U.S. investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index9, outperformed U.S. Treasury bonds of similar duration by approximately 147 basis points (bps; 100 bps equal 1.00%). Negative performance from November and December 2018 was more than offset by spread tightening seen in in the first four months of 2019 as the U.S. Federal Reserve (Fed) pivoted to a more dovish stance. Securitized sectors, as measured by the Bloomberg Barclays U.S. Securitized Index, also outperformed U.S. Treasuries of similar duration, with an excess return of approximately 16 bps. Outperformance was driven by the non-agency commercial mortgage-backed securities (CMBS) sector. The CMBS sector generated 188 bps of excess return compared with Treasuries of similar duration in 2019 through April 30, which more than compensated for 93 bps of negative excess return in November and December of 2018. Asset-backed securities (ABS) and private-label collateralized mortgage obligations also outperformed Treasuries over the most recent six-month period, with performance in 2019 through April 30 more than making up for the underperformance experienced in November and December of 2018. In general, lower-rated segments of these sectors posted larger positive excess returns when compared with bonds in the sectors that were rated AAA.

During the period, high-yield investing was supported by solid and consistent gross domestic product (GDP) growth, lack of aggressive issuance over the past several years, and the tail winds from tax reform in the U.S. high-yield spreads over Treasuries narrowed during the six-month period, offsetting a rise in interest rates. Over the six-month period, lower-quality bonds outperformed higher-rated issues—not unusual in the latter stages of an economic cycle when interest rates begin to rise.

The reporting period was a positive one for emerging markets, coinciding with a sharp move lower in U.S. bond yields. Weaker macroeconomic data prompted dovish turns from central banks in core developed markets, which supported higher-yielding markets and moved yields lower. Currencies were mixed versus the U.S. dollar, with strong gains in some (Mexican peso, Indonesian rupiah) contrasting with material weakness in others (Argentine peso, Turkish lira). The Fund maintained its tilt toward higher-yielding emerging markets over the reporting period. At a regional level, this is expressed by heavier weights in Asia and Latin America. Exposure to Indonesia was increased, and country duration was lengthened. After a period of strong gains, the Fund took profits on long-dated bonds from Mexico and New Zealand. In Mexico, holdings of a bond maturing in 2046 were switched to a bond maturing in 2029. In New Zealand, overall exposure was reduced by 2.3% alongside the switch from a bond maturing in 2037 to one maturing in 2029.

Ten largest holdings (%) as of April 30, 2019[10]
Malaysia, 4.23%, 6-30-2031	3.07
Mexico, 8.50%, 5-31-2029	2.64
Indonesia, 8.38%, 9-15-2026	1.98
LPL Holdings Incorporated, 5.75%, 9-15-2025	1.87
Colombia, 7.50%, 8-26-2026	1.83
Indonesia, 8.25%, 5-15-2029	1.57
India, 7.80%, 4-11-2021	1.56
India, 7.16%, 5-20-2023	1.48
NGPL PipeCo LLC, 7.77%, 12-15-2037	1.44
Ancestry.com Incorporated, 5.74%, 10-19-2023	1.44

Contributors to performance included securitized sectors, high-yield bond security selection, and selected countries.

Within the mortgage and corporate sleeve of the Fund, an overweight to corporate sectors generally was the largest contributor. Securitized holdings generally added value during the period with CMBS, ABS, and non-agency residential mortgage-backed securities (RMBS) the largest contributors. Agency mortgage-backed securities (MBS) contributed modestly.

Within the Fund’s high-yield portfolio sleeve, industry allocation was net positive over the period, led largely by allocations to energy, offset by negative selection. Outperformance within packaging and underweights to and positive selection within wirelines and metals/mining were the largest contributors. Ratings allocation benefited performance modestly, primarily from an underweight to bonds rated CCC.

Please see footnotes on page 7.

8	Wells Fargo Multi-Sector Income Fund	Performance highlights (unaudited)

Credit quality as of April 30, 2019[11]

Within the Fund’s allocation to international and emerging market bonds, exposure to the bond markets of India, Indonesia, and Brazil added the most value. At the currency level, several emerging market currencies made ground against the U.S. dollar over the reporting period. The Mexican peso, Indonesian rupiah, and Indian rupee performed particularly well.

Selected securities, sector allocations, and the strength of the U.S. dollar restrained performance.

The Fund’s mortgage/corporate credit sleeve holdings in certain residential MBS and CMBS positions modestly detracted from performance during the period due to security-specific prepayment and ratings changes.

The main detractors from Fund performance in the high-yield sleeve were selection and holdings in oil-field services, technology, health care, transportation services, and media/entertainment. Maturity allocations had little impact on performance over the period.

Within international and emerging market bonds, the Brazilian real traded with a weakening bias over the reporting period, and the Fund’s exposure thus detracted from overall performance. The holding of Malaysian government bonds was also a negative.

The management teams of the Fund’s portfolio sleeves have favorable market outlooks but remain risk-aware.

The Fund’s mortgage and corporate bond sleeve viewed credit fundamentals as relatively stable during the period as gross leverage and interest coverage were flat on a year-over-year basis while revenues and cash flow continued to grow. Profit margins remained near their recent highs. The demand/supply balance was generally favorable for the sector in the first quarter as issuance was a bit lower than year-ago levels while demand picked up from both foreign buyers and retail investors. From a valuation perspective, spread levels at quarter-end presented reasonably attractive carry—the incremental income generated by a bond when compared with Treasuries of comparable maturity—but not much potential for additional tightening in the view of the team. Consequently, the team anticipates targeting a neutral to modestly overweight position in the sector, with a bias toward mid- to high-BBB issues. Team members continue to believe that financials are attractive relative to industrials, though they see opportunities in select BBB-rated industrial names. Within securitized sectors, the team is focused on shorter-duration cash flows in the senior part of the capital structure as credit fundamentals remain stable. Approximately 64% of the mortgage/corporate bond sleeve exposure is in corporate credit and around 33% is in fixed-rate and floating-rate mortgage securities. The largest industry exposures in the credit sector include banks, media and entertainment, and technology companies.

The high-yield team believes economic fundamentals are on solid footing, with a healthy consumer offset by softness among cyclical areas of the economy. The initial first-quarter 2019 GDP report was above expectations with an annualized growth rate of 3.2%. Looking through the GDP data, the growth dynamics were less strong as a significant portion of the growth came from a build in inventories and a likely temporary decline in imports. Nonetheless, consumer spending is showing strong momentum, capital spending plans have recovered, and the most recent employment report improved confidence that the shock from the equity sell-off in late 2018 is wearing off. Furthermore, the decline in Treasury rates and the Fed’s signal of being on hold as opposed to raising rates in 2019 should improve home and auto sales or, at a minimum, stabilize the decline that those areas have been experiencing. Such conditions should be a positive backdrop for credit in an environment of relatively low and stable rates with solid but not overly strong economic growth or material inflationary pressure. A material slowdown in Europe and/or an escalation in the U.S.-China trade war pose possibly the most visible risks to the U.S. economy currently.

In the view of the team managing the Fund’s international and emerging market bond sleeve, tepid global growth and muted inflationary pressures provide a constructive backdrop for sovereign bond investing, and there have been good inflows into emerging markets so far in 2019. Trade tensions and geopolitical noise pose a risk, however, and have the potential to damage sentiment. Increased selectivity is key for the quarters ahead.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Multi-Sector Income Fund	9

Effective maturity distribution as of April 30, 2019[12]

Country allocation as of April 30, 2019[12]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofAML U.S. Cash Pay High Yield Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.).

[3]

The ICE BofAML U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[4]	The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset- Backed Securities Index. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities. You cannot invest directly in an index.

[7]

The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

[8]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[9]

The Bloomberg Barclays U.S. Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

10	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 1.26%

FHLMC (5 Year Treasury Constant Maturity +2.07%) ±	3.54%	9-1-2032	$764,166	$789,845

FHLMC	8.50	7-1-2028	25,980	29,227

FHLMC Series 1383 (1 Year Treasury Constant Maturity +2.25%) ±	4.83	2-1-2037	156,320	164,751

FHLMC Series 196 Class A (1 Month LIBOR +0.80%) ±	3.27	12-15-2021	2,341	2,346

FHLMC Series 2011-K16 Class B 144A±±	4.76	11-25-2046	1,000,000	1,039,524

FHLMC Series 2012-K17 Class B 144A±±	4.48	12-25-2044	675,000	699,853

FHLMC Series 2012-K18 Class B 144A±±	4.40	1-25-2045	810,000	837,896

FHLMC Series 2012-K711 Class B 144A±±	3.60	8-25-2045	264,000	263,770

FHLMC Series 2013-K30 Class B 144A±±	3.67	6-25-2045	700,000	711,496

FHLMC Series 2390 Class FD (1 Month LIBOR +0.45%) ±	2.92	12-15-2031	15,685	15,715

FHLMC Series 2567 Class FH (1 Month LIBOR +0.40%) ±	2.87	2-15-2033	45,246	44,920

FHLMC Series K007 Class X1 ±±(c)	1.20	4-25-2020	745,365	5,066

FHLMC Series K016 Class X1 ±±(c)	1.63	10-25-2021	336,402	10,587

FHLMC Series K020 Class X1 ±±(c)	1.54	5-25-2022	6,237,349	223,538

FNMA (6 Month LIBOR +1.64%) ±	4.52	9-1-2037	42,533	44,005

FNMA	6.00	4-1-2033	57,311	58,734

FNMA	7.50	2-1-2030	18,934	18,990

FNMA	7.50	9-1-2030	24,882	24,990

FNMA Series 1996-46 Class FA (1 Month LIBOR +0.50%) ±	2.98	8-25-2021	1,110	1,066

FNMA Series 1997-20 Class IO ±±(c)	1.84	3-25-2027	341,552	6,925

FNMA Series 2001-25 Class Z	6.00	6-25-2031	72,630	78,708

FNMA Series 2001-35 Class F (1 Month LIBOR +0.60%) ±	3.08	7-25-2031	3,714	3,754

FNMA Series 2001-57 Class F (1 Month LIBOR +0.50%) ±	2.98	6-25-2031	3,739	3,765

FNMA Series 2002-77 Class FH (1 Month LIBOR +0.40%) ±	2.88	12-18-2032	25,953	26,021

FNMA Series 2002-97 Class FR (1 Month LIBOR +0.55%) ±	3.03	1-25-2033	6,372	6,430

FNMA Series G91-16 Class F (1 Month LIBOR +0.45%) ±	2.94	6-25-2021	2,295	2,301

FNMA Series G92-17 Class F (1 Month LIBOR +1.05%) ±	3.53	3-25-2022	11,441	11,544

GNMA	6.50	6-15-2028	19,464	21,209

Total Agency Securities (Cost $4,891,513)				5,146,976

Asset-Backed Securities: 0.96%

Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	4.18	3-25-2033	139,764	140,172

Bear Stearns Asset Backed Securities Series 2002-2 Class A1 (1 Month LIBOR +0.66%) ±	3.14	10-25-2032	134,542	134,869

Countrywide Asset Backed Certificates Series 2003-5 Class AF5	5.13	2-25-2034	78,446	78,568

CVS Pass-Through Trust Series T	6.04	12-10-2028	447,984	487,139

Exeter Automobile Receivables Trust Series 15-3A Class D 144A	6.55	10-17-2022	500,000	514,530

Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	992,500	1,024,896

Mesa Trust Asset Backed Certificates Series 2001-5 Class A (1 Month LIBOR +0.80%) 144A±	3.28	12-25-2031	9,971	9,861

MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	170,000	168,817

Saxon Asset Securities Trust Series 2002-1 Class AF5	5.69	12-25-2030	109,973	111,949

Saxon Asset Securities Trust Series 2003-1 Class AF7	4.03	6-25-2033	318,835	324,252

Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	3.00	2-25-2028	50,548	50,406

Structured Asset Securities Corporation Series 2002-9 Class A2 (1 Month LIBOR +0.60%) ±	3.08	10-25-2027	29,701	29,483

Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	3.70	10-25-2027	338,162	340,333

World Financial Network Credit Card Master Trust Series 2016-C Class M	1.98	8-15-2023	500,000	497,618

Total Asset-Backed Securities (Cost $3,906,494)				3,912,893

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	11

Security name			Shares	Value

Common Stocks: 0.00%

Materials: 0.00%

Chemicals: 0.00%

LyondellBasell Industries NV Class A			9	$794

Total Common Stocks (Cost $779)				794

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 73.04%

Communication Services: 11.41%

Diversified Telecommunication Services: 1.09%

AT&T Incorporated	3.80%	3-15-2022	$750,000	769,114

GCI Incorporated	6.75	6-1-2021	1,000,000	1,001,875

Level 3 Financing Incorporated	5.13	5-1-2023	975,000	985,013

Level 3 Financing Incorporated	5.38	8-15-2022	300,000	301,125

Level 3 Financing Incorporated	5.38	1-15-2024	700,000	708,750

Level 3 Financing Incorporated	5.63	2-1-2023	500,000	505,000

Level 3 Financing Incorporated	6.13	1-15-2021	175,000	175,656

				4,446,533

Entertainment: 0.41%

Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	1,400,000	1,427,563

Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	250,000	260,625

				1,688,188

Media: 8.33%

CCO Holdings LLC 144A	4.00	3-1-2023	100,000	100,250

CCO Holdings LLC 144A	5.00	2-1-2028	150,000	149,813

CCO Holdings LLC	5.13	2-15-2023	100,000	101,500

CCO Holdings LLC 144A	5.13	5-1-2027	450,000	456,750

CCO Holdings LLC	5.25	9-30-2022	1,250,000	1,270,313

CCO Holdings LLC 144A	5.38	5-1-2025	3,550,000	3,674,250

CCO Holdings LLC 144A	5.50	5-1-2026	215,000	221,880

CCO Holdings LLC	5.75	9-1-2023	50,000	51,125

CCO Holdings LLC 144A	5.75	2-15-2026	3,375,000	3,531,094

CCO Holdings LLC 144A	5.88	4-1-2024	1,250,000	1,305,888

Clear Channel Worldwide Holdings Incorporated 144A	9.25	2-15-2024	25,000	26,906

CSC Holdings LLC 144A	5.38	7-15-2023	1,395,000	1,426,388

CSC Holdings LLC 144A	5.38	2-1-2028	425,000	431,906

CSC Holdings LLC 144A	5.50	5-15-2026	1,275,000	1,309,266

CSC Holdings LLC 144A	7.75	7-15-2025	2,030,000	2,181,616

DISH Network Corporation	3.38	8-15-2026	1,300,000	1,192,506

EMI Music Publishing Group 144A	7.63	6-15-2024	1,425,000	1,510,500

Gray Television Incorporated 144A	5.13	10-15-2024	450,000	457,875

Gray Television Incorporated 144A	5.88	7-15-2026	3,875,000	3,993,691

Gray Television Incorporated 144A	7.00	5-15-2027	325,000	350,898

Interpublic Group of Companies	4.00	3-15-2022	750,000	767,492

Lamar Media Corporation	5.38	1-15-2024	375,000	383,906

Lamar Media Corporation 144A	5.75	2-1-2026	100,000	105,008

National CineMedia LLC	6.00	4-15-2022	1,900,000	1,914,250

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)

Nexstar Broadcasting Group Incorporated 144A	6.13%	2-15-2022	$1,025,000	$1,039,094

Nielsen Finance LLC 144A	5.00	4-15-2022	175,000	174,136

Outfront Media Capital Corporation	5.63	2-15-2024	20,000	20,610

Outfront Media Capital Corporation	5.88	3-15-2025	775,000	801,156

Salem Media Group Incorporated 144A	6.75	6-1-2024	2,200,000	1,980,000

The E.W. Scripps Company 144A	5.13	5-15-2025	2,460,000	2,337,000

Time Warner Cable Incorporated	4.00	1-15-2022	750,000	772,538

				34,039,605

Wireless Telecommunication Services: 1.58%

Sprint Capital Corporation	6.88	11-15-2028	575,000	550,203

Sprint Capital Corporation	8.75	3-15-2032	975,000	1,023,750

Sprint Communications Incorporated	7.00	8-15-2020	225,000	233,438

T-Mobile USA Incorporated	4.00	4-15-2022	650,000	656,500

T-Mobile USA Incorporated	4.50	2-1-2026	125,000	125,520

T-Mobile USA Incorporated	4.75	2-1-2028	425,000	428,719

T-Mobile USA Incorporated	5.13	4-15-2025	425,000	437,750

T-Mobile USA Incorporated	5.38	4-15-2027	1,500,000	1,578,300

T-Mobile USA Incorporated	6.00	3-1-2023	300,000	308,625

T-Mobile USA Incorporated	6.38	3-1-2025	975,000	1,013,717

T-Mobile USA Incorporated	6.50	1-15-2024	80,000	82,800

				6,439,322

Consumer Discretionary: 8.14%

Auto Components: 1.56%

Allison Transmission Incorporated 144A	4.75	10-1-2027	650,000	636,877

Allison Transmission Incorporated 144A	5.00	10-1-2024	2,250,000	2,275,695

Allison Transmission Incorporated 144A	5.88	6-1-2029	400,000	411,500

Cooper Tire & Rubber Company	7.63	3-15-2027	1,710,000	1,812,600

Cooper Tire & Rubber Company	8.00	12-15-2019	600,000	617,400

Goodyear Tire & Rubber Company	8.75	8-15-2020	468,000	500,760

Panther BF Aggregator 2 LP 144A%%	6.25	5-15-2026	125,000	130,475

				6,385,307

Distributors: 0.26%

LKQ Corporation	4.75	5-15-2023	1,075,000	1,083,063

Diversified Consumer Services: 1.51%

Carriage Services Incorporated 144A	6.63	6-1-2026	575,000	592,250

Service Corporation International	4.63	12-15-2027	650,000	654,875

Service Corporation International	5.38	5-15-2024	100,000	102,636

Service Corporation International	7.50	4-1-2027	3,400,000	3,901,500

Service Corporation International	8.00	11-15-2021	850,000	926,500

				6,177,761

Hotels, Restaurants & Leisure: 1.47%

CCM Merger Incorporated 144A	6.00	3-15-2022	3,553,000	3,646,266

Hilton Domestic Operating Company Incorporated 144A	5.13	5-1-2026	425,000	435,094

Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	1,875,000	1,912,500

				5,993,860

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Internet & Direct Marketing Retail: 0.19%

Expedia Incorporated	5.95%	8-15-2020	$750,000	$778,451

Multiline Retail: 0.15%

Macy’s Retail Holdings Incorporated	3.88	1-15-2022	600,000	604,698

Specialty Retail: 2.45%

Advance Auto Parts Incorporated	4.50	1-15-2022	600,000	620,551

Asbury Automotive Group Incorporated	6.00	12-15-2024	1,175,000	1,213,188

Group 1 Automotive Incorporated	5.00	6-1-2022	200,000	202,750

Group 1 Automotive Incorporated 144A	5.25	12-15-2023	1,500,000	1,537,500

Lithia Motors Incorporated 144A	5.25	8-1-2025	945,000	952,088

Penske Auto Group Incorporated	3.75	8-15-2020	540,000	540,540

Penske Auto Group Incorporated	5.38	12-1-2024	2,150,000	2,176,875

Penske Auto Group Incorporated	5.75	10-1-2022	1,155,000	1,173,769

Sonic Automotive Incorporated	5.00	5-15-2023	849,000	838,388

Sonic Automotive Incorporated	6.13	3-15-2027	775,000	751,750

				10,007,399

Textiles, Apparel & Luxury Goods: 0.55%

The William Carter Company 144A	5.63	3-15-2027	825,000	852,844

Wolverine World Wide Incorporated 144A	5.00	9-1-2026	1,411,000	1,375,725

				2,228,569

Consumer Staples: 1.50%

Beverages: 0.17%

Cott Beverages Incorporated 144A	5.50	4-1-2025	675,000	683,438

Food Products: 1.09%

B&G Foods Incorporated	4.63	6-1-2021	300,000	300,000

B&G Foods Incorporated	5.25	4-1-2025	1,050,000	1,030,260

Darling Ingredients Incorporated 144A	5.25	4-15-2027	400,000	407,000

Kraft Heinz Foods Company	3.50	6-6-2022	750,000	759,105

Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	175,000	177,604

Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	1,305,000	1,324,575

Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	150,000	154,875

Prestige Brands Incorporated 144A	6.38	3-1-2024	280,000	289,100

				4,442,519

Household Products: 0.08%

Central Garden & Pet Company	5.13	2-1-2028	225,000	213,750

Spectrum Brands Incorporated	5.75	7-15-2025	50,000	51,063

Spectrum Brands Incorporated	6.63	11-15-2022	63,000	64,405

				329,218

Tobacco: 0.16%

Reynolds American Incorporated	6.88	5-1-2020	650,000	674,529

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Energy: 14.95%

Energy Equipment & Services: 4.36%

Bristow Group Incorporated	6.25%	10-15-2022	$3,855,000	$925,200

Bristow Group Incorporated 144A	8.75	3-1-2023	775,000	651,000

Diamond Offshore Drilling Incorporated	4.88	11-1-2043	1,325,000	851,313

Era Group Incorporated	7.75	12-15-2022	2,350,000	2,303,000

Hilcorp Energy Company 144A	5.00	12-1-2024	1,450,000	1,439,125

Hilcorp Energy Company 144A	5.75	10-1-2025	1,875,000	1,889,063

Hilcorp Energy Company 144A	6.25	11-1-2028	350,000	356,563

NGPL PipeCo LLC 144A	4.38	8-15-2022	350,000	358,750

NGPL PipeCo LLC 144A	4.88	8-15-2027	550,000	567,875

NGPL PipeCo LLC 144A	7.77	12-15-2037	4,785,000	5,873,588

Oceaneering International Incorporated	6.00	2-1-2028	1,725,000	1,688,344

USA Compression Partners LP	6.88	4-1-2026	850,000	891,438

				17,795,259

Oil, Gas & Consumable Fuels: 10.59%

Archrock Partners LP 144A	6.88	4-1-2027	500,000	520,625

Carrizo Oil & Gas Incorporated	8.25	7-15-2025	800,000	814,000

Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	900,000	938,250

Cheniere Energy Partners LP	5.25	10-1-2025	3,925,000	4,003,500

Cheniere Energy Partners LP 144A	5.63	10-1-2026	300,000	309,888

Denbury Resources Incorporated	6.38	8-15-2021	3,209,000	2,663,470

Denbury Resources Incorporated 144A	9.25	3-31-2022	676,000	684,450

El Paso LLC	6.50	4-1-2020	750,000	773,658

Energy Transfer Partners LP	5.20	2-1-2022	750,000	788,932

EnLink Midstream Partners LP	4.40	4-1-2024	3,200,000	3,176,000

EnLink Midstream Partners LP	4.85	7-15-2026	600,000	594,750

EnLink Midstream Partners LP	5.38	6-1-2029	50,000	50,190

Gulfport Energy Corporation	6.00	10-15-2024	150,000	131,532

Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	770,625

Kinder Morgan Incorporated	6.50	9-15-2020	285,000	298,415

Kinder Morgan Incorporated	7.42	2-15-2037	800,000	932,471

Murphy Oil Corporation	4.45	12-1-2022	1,250,000	1,254,080

Murphy Oil Corporation	5.75	8-15-2025	185,000	190,093

Murphy Oil Corporation	6.88	8-15-2024	850,000	890,723

Nabors Industries Incorporated	0.75	1-15-2024	1,425,000	1,026,531

Nabors Industries Incorporated	4.63	9-15-2021	750,000	747,188

Phillips 66	4.30	4-1-2022	625,000	651,236

Pioneer Natural Resources Company	3.95	7-15-2022	750,000	773,716

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	2,625,000	2,683,669

Rockies Express Pipeline LLC 144A	6.88	4-15-2040	1,974,000	2,146,725

Rockies Express Pipeline LLC 144A	7.50	7-15-2038	240,000	269,018

Rose Rock Midstream LP	5.63	7-15-2022	1,300,000	1,288,625

Rose Rock Midstream LP	5.63	11-15-2023	825,000	783,750

SemGroup Corporation	6.38	3-15-2025	3,425,000	3,262,313

SemGroup Corporation	7.25	3-15-2026	1,000,000	967,500

Southern Star Central Corporation 144A	5.13	7-15-2022	925,000	930,966

Southwestern Energy Company	7.50	4-1-2026	400,000	406,000

Southwestern Energy Company	7.75	10-1-2027	400,000	405,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

Summit Midstream Holdings LLC	5.75%	4-15-2025	$225,000	$207,563

Tallgrass Energy Partners LP 144A	5.50	9-15-2024	5,200,000	5,356,000

Tesoro Logistics LP	6.38	5-1-2024	450,000	472,781

Ultra Resources Incorporated 144A	7.13	4-15-2025	2,425,000	351,625

Williams Partners LP	3.35	8-15-2022	750,000	755,925

				43,271,783

Financials: 5.99%

Banks: 0.48%

Bank of America Corporation	5.70	1-24-2022	250,000	269,304

Citigroup Incorporated	4.13	3-9-2021	60,000	60,825

Citigroup Incorporated	4.50	1-14-2022	250,000	260,082

Citigroup Incorporated	6.13	3-9-2028	75,000	83,531

City National Bank	5.38	7-15-2022	500,000	534,374

JPMorgan Chase & Company	3.38	5-1-2023	750,000	759,615

				1,967,731

Capital Markets: 0.42%

ACE Securities Corporation (1 Month LIBOR +2.63%) ±	5.10	6-25-2033	121,196	121,153

Blackstone Holdings Finance Company LLC 144A%%	5.88	3-15-2021	750,000	789,966

Goldman Sachs Group Incorporated	5.75	1-24-2022	750,000	804,496

				1,715,615

Consumer Finance: 1.23%

Ally Financial Incorporated	8.00	3-15-2020	880,000	916,300

Discover Financial Services	5.20	4-27-2022	750,000	797,433

FirstCash Incorporated 144A	5.38	6-1-2024	575,000	587,938

General Motors Financial Company Incorporated	3.70	5-9-2023	750,000	753,501

Navient Corporation	8.00	3-25-2020	930,000	963,713

Springleaf Finance Corporation	7.13	3-15-2026	925,000	993,219

				5,012,104

Diversified Financial Services: 2.08%

ING US Incorporated	5.50	7-15-2022	327,000	350,321

LPL Holdings Incorporated 144A	5.75	9-15-2025	7,500,000	7,631,250

Vantiv LLC 144A	4.38	11-15-2025	500,000	513,750

				8,495,321

Insurance: 1.78%

American International Group Incorporated	4.88	6-1-2022	750,000	791,433

AmWINS Group Incorporated 144A	7.75	7-1-2026	1,125,000	1,133,438

Hartford Financial Services Group Incorporated	5.13	4-15-2022	650,000	691,602

HUB International Limited 144A	7.00	5-1-2026	500,000	504,375

Liberty Mutual Group Incorporated 144A	4.57	2-1-2029	750,000	787,407

ProAssurance Corporation	5.30	11-15-2023	750,000	801,864

Prudential Financial Incorporated (3 Month LIBOR +2.38%) ±	4.50	9-15-2047	750,000	735,000

USIS Merger Subordinate Incorporated 144A	6.88	5-1-2025	1,175,000	1,170,594

W.R. Berkley Corporation	4.63	3-15-2022	650,000	680,344

				7,296,057

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 7.87%

Biotechnology: 0.19%

Amgen Incorporated	3.63%	5-15-2022	$750,000	$768,120

Health Care Equipment & Supplies: 1.10%

Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	400,000	407,000

Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	200,000	207,500

Hologic Incorporated 144A	4.38	10-15-2025	1,925,000	1,906,953

Hologic Incorporated 144A	4.63	2-1-2028	225,000	220,781

Kinetics Concepts Incorporated 144A	7.88	2-15-2021	1,247,000	1,273,187

Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	500,000	465,000

				4,480,421

Health Care Providers & Services: 5.52%

Acadia Healthcare Company Incorporated	6.50	3-1-2024	190,000	196,650

Centene Corporation 144A	5.38	6-1-2026	575,000	600,156

Centene Corporation	6.13	2-15-2024	325,000	340,438

CHS Incorporated	5.13	8-1-2021	2,350,000	2,314,750

Coventry Health Care Incorporated	5.45	6-15-2021	750,000	782,936

Davita Incorporated	5.00	5-1-2025	950,000	929,518

Express Scripts Holding Company	3.90	2-15-2022	665,000	681,224

HCA Incorporated	5.25	6-15-2026	325,000	347,141

HealthSouth Corporation	5.75	9-15-2025	575,000	590,226

MEDNAX Incorporated 144A	5.25	12-1-2023	475,000	483,313

MEDNAX Incorporated 144A	6.25	1-15-2027	550,000	561,000

MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	2,861,000	2,875,877

MPT Operating Partnership LP	5.00	10-15-2027	1,100,000	1,102,750

MPT Operating Partnership LP	5.25	8-1-2026	1,575,000	1,604,531

MPT Operating Partnership LP	6.38	3-1-2024	110,000	115,830

NVA Holdings Company 144A	6.88	4-1-2026	200,000	202,000

Polaris Intermediate Corporation 144A	8.50	12-1-2022	475,000	472,625

Select Medical Corporation	6.38	6-1-2021	3,050,000	3,053,813

Tenet Healthcare Corporation	4.63	7-15-2024	436,000	437,228

Tenet Healthcare Corporation	6.00	10-1-2020	700,000	723,625

Vizient Incorporated 144A%%	6.25	5-15-2027	175,000	181,125

Vizient Incorporated 144A	10.38	3-1-2024	3,550,000	3,829,030

WellCare Health Plans Incorporated 144A	5.38	8-15-2026	125,000	130,913

				22,556,699

Health Care Technology: 0.60%

Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	1,950,000	1,932,938

Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	300,000	304,875

Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	225,000	229,781

				2,467,594

Life Sciences Tools & Services: 0.26%

Charles River Laboratories Incorporated 144A	5.50	4-1-2026	275,000	287,719

Life Technologies Corporation	6.00	3-1-2020	750,000	769,262

				1,056,981

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals: 0.20%

Bausch Health Companies Incorporated 144A	5.75%	8-15-2027	$75,000	$78,150

Watson Pharmaceuticals Incorporated	3.25	10-1-2022	750,000	749,046

				827,196

Industrials: 5.44%

Aerospace & Defense: 0.73%

BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	1,000,000	1,018,991

L-3 Communications Corporation	4.95	2-15-2021	750,000	772,563

RBS Global & Rexnord LLC 144A	4.88	12-15-2025	1,200,000	1,201,452

				2,993,006

Airlines: 0.87%

Aviation Capital Group Corporation 144A	6.75	4-6-2021	1,100,000	1,173,282

BBA US Holdings Incorporated 144A	5.38	5-1-2026	2,025,000	2,075,625

Delta Air Lines Incorporated	4.75	11-7-2021	314,041	318,680

				3,567,587

Commercial Services & Supplies: 2.65%

Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	1,750,000	1,837,500

Aramark Services Incorporated 144A	5.00	2-1-2028	225,000	229,005

Aramark Services Incorporated	5.13	1-15-2024	545,000	563,394

Covanta Holding Corporation	5.88	3-1-2024	1,530,000	1,573,988

Covanta Holding Corporation	5.88	7-1-2025	515,000	527,875

Covanta Holding Corporation	6.00	1-1-2027	1,150,000	1,170,125

KAR Auction Services Incorporated 144A	5.13	6-1-2025	4,950,000	4,950,000

				10,851,887

Electrical Equipment: 0.13%

Resideo Funding Incorporated 144A	6.13	11-1-2026	500,000	517,500

Industrial Conglomerates: 0.05%

General Electric Capital Corporation	4.65	10-17-2021	187,000	193,717

Machinery: 0.71%

Stevens Holding Company Incorporated 144A	6.13	10-1-2026	1,425,000	1,499,813

Trimas Corporation 144A	4.88	10-15-2025	1,391,000	1,389,261

				2,889,074

Professional Services: 0.14%

Verisk Analytics Incorporated	5.80	5-1-2021	530,000	559,812

Road & Rail: 0.16%

TTX Company 144A	2.60	6-15-2020	650,000	649,076

Information Technology: 5.96%

Communications Equipment: 0.41%

CommScope Technologies Finance LLC 144A	6.00	6-15-2025	825,000	837,911

CommScope Technologies Finance LLC 144A	8.25	3-1-2027	50,000	54,000

Motorola Solutions Incorporated	3.75	5-15-2022	750,000	768,285

				1,660,196

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Electronic Equipment, Instruments & Components: 0.15%

Keysight Technologies	4.60%	4-6-2027	$600,000	$622,440

IT Services: 2.03%

Cardtronics Incorporated 144A	5.50	5-1-2025	2,261,000	2,227,085

First Data Corporation 144A	5.00	1-15-2024	950,000	973,855

First Data Corporation 144A	5.38	8-15-2023	332,000	339,437

First Data Corporation 144A	5.75	1-15-2024	375,000	386,484

Gartner Incorporated 144A	5.13	4-1-2025	1,525,000	1,561,936

Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	550,000	551,375

Infor US Incorporated	6.50	5-15-2022	550,000	559,796

Zayo Group LLC 144A	5.75	1-15-2027	625,000	634,375

Zayo Group LLC	6.38	5-15-2025	1,043,000	1,061,252

				8,295,595

Software: 0.59%

CDK Global Incorporated	5.00	10-15-2024	225,000	233,060

CDK Global Incorporated	5.88	6-15-2026	175,000	184,188

Fair Isaac Corporation 144A	5.25	5-15-2026	950,000	988,000

SS&C Technologies Incorporated 144A	5.50	9-30-2027	500,000	512,813

Symantec Corporation 144A	5.00	4-15-2025	475,000	484,337

				2,402,398

Technology Hardware, Storage & Peripherals: 2.78%

Dell International LLC 144A	5.88	6-15-2021	1,000,000	1,018,387

Dell International LLC 144A	7.13	6-15-2024	4,525,000	4,787,169

Hewlett-Packard Company	4.05	9-15-2022	750,000	776,097

NCR Corporation	5.88	12-15-2021	5,000	5,038

NCR Corporation	6.38	12-15-2023	4,650,000	4,777,875

				11,364,566

Materials: 2.38%

Chemicals: 0.28%

Dow Chemical Company	4.13	11-15-2021	750,000	770,992

Valvoline Incorporated	5.50	7-15-2024	375,000	384,375

				1,155,367

Containers & Packaging: 2.00%

Ball Corporation	4.88	3-15-2026	575,000	595,844

Ball Corporation	5.00	3-15-2022	25,000	26,000

Ball Corporation	5.25	7-1-2025	190,000	201,163

Berry Global Incorporated	5.13	7-15-2023	350,000	355,250

Berry Global Incorporated	6.00	10-15-2022	215,000	221,450

Crown Americas Capital Corporation V	4.25	9-30-2026	100,000	97,375

Crown Americas Capital Corporation VI	4.75	2-1-2026	975,000	990,844

Crown Cork & Seal Company Incorporated	7.38	12-15-2026	35,000	39,200

Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	1,500,000	1,410,000

Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	275,000	257,730

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging (continued)

Owens-Brockway Glass Container Incorporated 144A	5.88%	8-15-2023	$325,000	$340,031

Owens-Illinois Incorporated 144A	6.38	8-15-2025	2,375,000	2,523,438

Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	675,000	684,794

Sealed Air Corporation 144A	5.25	4-1-2023	325,000	338,000

Silgan Holdings Incorporated	5.50	2-1-2022	75,000	75,375

				8,156,494

Metals & Mining: 0.10%

Indalex Holdings Corporation (a)†	11.50	2-1-2020	3,108,611	0

Novelis Corporation 144A	5.88	9-30-2026	400,000	406,500

				406,500

Real Estate: 4.31%

Equity REITs: 4.31%

Alexandria Real Estate Company	4.60	4-1-2022	650,000	679,185

American Tower Corporation	5.90	11-1-2021	650,000	696,322

CoreCivic Incorporated	5.00	10-15-2022	575,000	575,000

DDR Corporation	4.70	6-1-2027	600,000	619,237

Equinix Incorporated	5.75	1-1-2025	1,375,000	1,426,563

Equinix Incorporated	5.88	1-15-2026	425,000	448,375

ESH Hospitality Incorporated 144A	5.25	5-1-2025	1,750,000	1,756,563

Essex Portfolio LP	3.63	8-15-2022	750,000	763,608

Iron Mountain Incorporated 144A	5.25	3-15-2028	675,000	664,875

Iron Mountain Incorporated 144A	5.38	6-1-2026	150,000	148,500

Iron Mountain Incorporated	6.00	8-15-2023	2,500,000	2,564,063

Omega HealthCare Investors Incorporated	4.50	4-1-2027	600,000	608,171

Sabra Health Care LP	5.38	6-1-2023	900,000	914,625

Sabra Health Care LP	5.50	2-1-2021	1,225,000	1,235,719

SBA Communications Corporation	4.00	10-1-2022	225,000	226,125

SBA Communications Corporation	4.88	7-15-2022	640,000	648,800

The Geo Group Incorporated	5.13	4-1-2023	800,000	750,000

The Geo Group Incorporated	5.88	1-15-2022	600,000	591,000

The Geo Group Incorporated	5.88	10-15-2024	840,000	768,600

The Geo Group Incorporated	6.00	4-15-2026	184,000	164,680

Ventas Realty LP	4.25	3-1-2022	650,000	670,647

Welltower Incorporated	5.25	1-15-2022	650,000	686,858

				17,607,516

Utilities: 5.09%

Electric Utilities: 0.53%

Great Plains Energy Incorporated	4.85	6-1-2021	750,000	772,647

NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	175,000	175,569

NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	1,250,000	1,228,125

				2,176,341

Gas Utilities: 0.31%

AmeriGas Partners LP	5.75	5-20-2027	1,000,000	1,032,500

Suburban Propane Partners LP	5.88	3-1-2027	225,000	218,813

				1,251,313

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Independent Power & Renewable Electricity Producers: 4.05%

NSG Holdings LLC 144A	7.75%	12-15-2025	$4,095,683	$4,402,860

Pattern Energy Group Incorporated 144A	5.88	2-1-2024	5,225,000	5,382,847

TerraForm Global Operating LLC 144A	4.25	1-31-2023	3,025,000	2,990,969

TerraForm Power Operating LLC 144A	5.00	1-31-2028	675,000	665,719

TerraForm Power Operating LLC 144A	6.13	3-1-2026	1,175,000	1,175,000

TerraForm Power Operating LLC 144A	6.63	6-15-2025	1,850,000	1,933,250

				16,550,645

Multi-Utilities: 0.20%

CMS Energy Corporation	5.05	3-15-2022	750,000	792,054

Total Corporate Bonds and Notes (Cost $298,173,778)				298,376,425

Foreign Corporate Bonds and Notes @: 6.12%

Financials: 6.12%

Banks: 6.06%

European Investment Bank (BRL)	7.25	6-28-2021	9,000,000	2,339,344

European Investment Bank (BRL)	7.50	4-13-2022	9,000,000	2,344,600

European Investment Bank (ZAR)	8.00	5-5-2027	21,000,000	1,457,478

European Investment Bank (ZAR)	8.38	7-29-2022	40,000,000	2,869,878

European Investment Bank (ZAR)	8.75	8-18-2025	20,000,000	1,442,642

European Investment Bank (ZAR)	9.00	3-31-2021	17,400,000	1,255,354

International Bank for Reconstruction & Development (ZAR)	7.00	6-7-2023	15,000,000	1,028,766

International Bank for Reconstruction & Development (BRL)	7.50	6-9-2021	5,000,000	1,303,971

International Bank for Reconstruction & Development (BRL)	8.25	6-22-2023	9,000,000	2,382,791

International Finance Corporation (BRL)	7.50	5-9-2022	14,000,000	3,658,009

KfW (AUD)	5.00	3-19-2024	1,300,000	1,050,117

KfW (ZAR)	7.50	11-10-2022	36,000,000	2,528,529

Landwirtschaftliche Rentenbank (ZAR)	8.25	5-23-2022	15,000,000	1,074,799

				24,736,278

Diversified Financial Services: 0.06%

AA Bond Company Limited (GBP)	4.25	7-31-2043	200,000	266,115

Total Foreign Corporate Bonds and Notes (Cost $26,614,672)				25,002,393

Foreign Government Bonds @: 22.45%

Colombia (COP)	6.00	4-28-2028	6,800,000,000	2,022,348

Colombia (COP)	7.00	9-11-2019	18,500,000,000	5,775,479

Colombia (COP)	7.50	8-26-2026	22,725,000,000	7,487,818

India (INR)	7.16	5-20-2023	420,000,000	6,029,438

India (INR)	7.80	4-11-2021	435,000,000	6,363,604

Indonesia (IDR)	7.50	8-15-2032	57,000,000,000	3,754,504

Indonesia (IDR)	8.25	5-15-2029	88,615,000,000	6,405,154

Indonesia (IDR)	8.38	9-15-2026	110,000,000,000	8,070,434

Malaysia (MYR)	4.18	7-15-2024	19,850,000	4,900,195

Malaysia (MYR)	4.23	6-30-2031	51,300,000	12,550,937

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)

Mexico (MXN)	5.75%	3-5-2026	117,000,000	$5,427,260

Mexico (MXN)	8.50	5-31-2029	200,000,000	10,800,543

New Zealand (NZD)	3.00	4-20-2029	1,070,000	785,044

New Zealand (NZD)	4.50	4-15-2027	3,085,000	2,476,920

Queensland Treasury (AUD)	5.75	7-22-2024	4,100,000	3,457,750

Republic of Peru (PEN)	6.35	8-12-2028	16,400,000	5,393,678

Total Foreign Government Bonds (Cost $92,728,138)				91,701,106

Loans: 20.55%

Communication Services: 3.29%

Diversified Telecommunication Services: 0.73%

Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.73	2-22-2024	$555,420	555,559

Telesat Canada (3 Month LIBOR +2.50%) ±	5.11	11-17-2023	2,423,377	2,414,289

				2,969,848

Media: 2.45%

Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	5.74	10-19-2023	5,861,965	5,864,896

Charter Communications Operating LLC (1 Month LIBOR +2.00%) ±	4.49	4-30-2025	1,086,250	1,088,173

CSC Holdings LLC (1 Month LIBOR +2.50%) ±	4.97	1-25-2026	148,500	148,191

Gray Television Incorporated (1 Month LIBOR +2.50%) ±	4.98	1-2-2026	573,563	574,423

Hubbard Radio LLC (1 Month LIBOR +3.50%) ±	5.99	3-28-2025	1,548,023	1,541,568

National CineMedia LLC (1 Month LIBOR +3.00%) ±	5.50	6-20-2025	297,750	296,169

Neptune Finco Corporation (1 Month LIBOR +2.25%) ±	4.72	1-15-2026	498,750	496,132

				10,009,552

Wireless Telecommunication Services: 0.11%

Sprint Communications Incorporated (1 Month LIBOR +2.50%) ±	5.00	2-2-2024	441,000	427,880

Consumer Discretionary: 3.62%

Auto Components: 0.38%

Allison Transmission Incorporated (1 Month LIBOR +2.00%) ±	4.48	3-30-2026	1,036,245	1,043,042

Belron Finance US LLC (3 Month LIBOR +2.25%) ±‡	4.99	11-7-2024	296,250	295,326

Panther BF Aggregator 2 LP (1 Month LIBOR +3.50%) ±<‡	0.00	3-18-2026	225,000	225,704

				1,564,072

Distributors: 0.59%

Spin Holdco Incorporated (3 Month LIBOR +3.25%) ±	5.85	11-14-2022	2,428,878	2,397,011

Hotels, Restaurants & Leisure: 2.50%

CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	4.73	8-8-2021	560,494	560,213

Four Seasons Holdings Incorporated (1 Month LIBOR +2.00%) ±	4.48	11-30-2023	890,170	889,850

Greektown Holdings LLC (1 Month LIBOR +2.75%) ±	5.23	4-25-2024	4,498,747	4,495,013

Montreign Operating Company LLC (3 Month LIBOR +8.25%) ±(a)	10.88	1-24-2023	5,320,269	4,256,215

				10,201,291

Internet & Direct Marketing Retail: 0.06%

Shutterfly Incorporated (1 Month LIBOR +2.75%) ±	5.24	8-17-2024	243,978	243,138

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail: 0.09%

ABC Supply Company Incorporated (1 Month LIBOR +2.00%) ±	4.48%	10-31-2023	$373,096	$369,675

Consumer Staples: 0.06%

Food Products: 0.06%

CHG PPC Parent LLC (1 Month LIBOR +2.75%) ±‡	5.23	3-31-2025	124,063	123,986

Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	4.48	1-26-2024	127,375	126,977

				250,963

Energy: 1.39%

Energy Equipment & Services: 0.22%

Hornbeck Offshore Services Incorporated (6 Month LIBOR +9.50%) ±‡	9.50	2-5-2025	1,126,250	912,263

Oil, Gas & Consumable Fuels: 1.17%

Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) ±‡	9.23	10-29-2025	600,000	558,000

EPIC Crude Services LP (1 Month LIBOR +5.00%) ±	7.49	2-20-2026	1,950,000	1,938,632

Grizzly Acquisitions Incorporated (3 Month LIBOR +3.25%) ±	5.85	10-1-2025	373,125	374,315

Lucid Energy Group II Borrower LLC (1 Month LIBOR +3.00%) ±	5.48	2-17-2025	222,750	217,807

Ultra Resources Incorporated (1 Month LIBOR +4.00%) ±	6.49	4-12-2024	2,000,444	1,688,715

				4,777,469

Financials: 3.26%

Capital Markets: 0.83%

Focus Financial Partners LLC (1 Month LIBOR +2.50%) ±	4.98	7-3-2024	447,620	448,739

Global Business Travel Holdings Limited (3 Month LIBOR +2.50%) ±‡	5.19	8-13-2025	149,250	149,250

Neptune Finco Corporation (1 Month LIBOR +2.25%) ±	4.72	7-17-2025	770,288	766,329

Russell Investments US Institutional Holdco Incorporated (3 Month LIBOR +3.25%) ±	5.85	6-1-2023	588,608	586,842

Tortoise Borrower LLC (1 Month LIBOR +3.50%) ±‡	5.98	1-31-2025	198,995	199,492

VFH Parent LLC (2 Month LIBOR +3.50%) ±	6.13	1-3-2026	250,000	251,188

Victory Capital Holdings Incorporated (1 Month LIBOR +2.75%) ±‡	5.23	2-12-2025	1,005,148	1,004,525

				3,406,365

Consumer Finance: 0.01%

TransUnion LLC (1 Month LIBOR +2.00%) ±	4.48	6-19-2025	49,625	49,584

Diversified Financial Services: 1.24%

LPL Holdings Incorporated (1 Month LIBOR +2.25%) ±‡	4.74	9-23-2024	1,060,944	1,062,270

Nielsen Finance LLC (1 Month LIBOR +2.00%) ±	4.47	10-4-2023	463,173	461,033

Resolute Investment Managers Incorporated (3 Month LIBOR +3.25%) ±	5.85	4-30-2022	2,420,226	2,429,302

Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	10.08	4-30-2023	1,090,000	1,095,450

				5,048,055

Insurance: 1.18%

Alliant Holdings Intermediate LLC (1 Month LIBOR +2.75%) ±	5.24	5-9-2025	1,371,898	1,346,325

AmWINS Group Incorporated (1 Month LIBOR +2.75%) ±	5.23	1-25-2024	883,877	882,772

Hub International Limited (3 Month LIBOR +2.75%) ±	5.34	4-25-2025	1,240,625	1,226,978

Solera Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.23	3-3-2023	1,077,428	1,078,193

USI Incorporated (3 Month LIBOR +3.00%) ±	5.60	5-16-2024	295,871	292,765

				4,827,033

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 2.11%

Health Care Equipment & Supplies: 0.32%

Kinetic Concepts Incorporated (3 Month LIBOR +3.25%) ±	5.85%	2-2-2024	$1,312,854	$1,315,730

Health Care Providers & Services: 1.03%

MPH Acquisition Holdings LLC (3 Month LIBOR +2.75%) ±	5.35	6-7-2023	429,539	425,050

Press Ganey Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.23	10-23-2023	2,165,811	2,163,104

Press Ganey Holdings Incorporated (1 Month LIBOR +6.50%) ±	8.98	10-21-2024	516,856	515,347

Surgery Center Holdings Incorporated (1 Month LIBOR +3.25%) ±	5.74	9-2-2024	519,553	512,627

Team Health Holdings Incorporated (1 Month LIBOR +2.75%) ±‡	5.23	2-6-2024	439,523	411,503

Vizient Incorporated (1 Month LIBOR +2.75%) ±	5.23	2-13-2023	192,929	192,757

				4,220,388

Health Care Technology: 0.16%

Change Healthcare Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.23	3-1-2024	642,275	641,928

Life Sciences Tools & Services: 0.07%

Syneos Health Incorporated (1 Month LIBOR +2.00%) ±	4.48	8-1-2024	302,030	301,024

Pharmaceuticals: 0.53%

Endo Finance LLC (1 Month LIBOR +4.25%) ±	6.75	4-29-2024	291,495	287,852

Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	5.47	6-2-2025	1,865,682	1,873,070

				2,160,922

Industrials: 2.36%

Aerospace & Defense: 0.59%

TransDigm Incorporated (1 Month LIBOR +2.50%) ±	4.98	8-22-2024	2,430,441	2,418,289

Commercial Services & Supplies: 0.86%

Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	4.68	11-10-2023	1,153,408	1,155,231

Advantage Sales & Marketing LLC (1 Month LIBOR +3.25%) ±	5.73	7-25-2021	222,173	194,044

Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) ±	8.98	7-25-2022	1,250,000	926,275

KAR Auction Services Incorporated (3 Month LIBOR +2.50%) ±	5.13	3-9-2023	152,819	152,628

WASH Multifamily Laundry Systems LLC (1 Month LIBOR +3.25%) ±‡	5.73	5-14-2022	1,126,598	1,098,434

				3,526,612

Electrical Equipment: 0.13%

Generac Power Systems Incorporated (1 Month LIBOR +1.75%) ±‡	4.25	5-31-2023	425,780	425,780

Resideo Funding Incorporated (3 Month LIBOR +2.00%) ±‡	4.61	10-24-2025	99,750	99,625

				525,405

Machinery: 0.57%

Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	5.10	1-31-2024	826,602	826,602

Gates Global LLC (1 Month LIBOR +2.75%) ±	5.23	4-1-2024	600,101	600,725

Harsco Corporation (1 Month LIBOR +2.25%) ±‡	4.75	12-6-2024	99,250	99,498

RBS Global Incorporated (1 Month LIBOR +2.00%) ±	4.48	8-21-2024	679,688	679,878

Restaurant Technologies Incorporated (1 Month LIBOR +3.25%) ±	5.73	10-1-2025	124,688	124,843

				2,331,546

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Professional Services: 0.18%

TransUnion (1 Month LIBOR +2.00%) ±	4.48%	4-10-2023	$715,090	$715,090

Trading Companies & Distributors: 0.03%

Avolon TLB Borrower 1 LLC (1 Month LIBOR +2.00%) ±	4.49	1-15-2025	142,431	142,347

Information Technology: 1.75%

Communications Equipment: 0.19%

Ciena Corporation (1 Month LIBOR +2.00%) ±	4.49	9-26-2025	273,625	273,797

CommScope Incorporated (1 Month LIBOR +3.25%) ±	5.73	4-6-2026	500,000	503,905

				777,702

Electronic Equipment, Instruments & Components: 0.55%

Dell Incorporated (1 Month LIBOR +2.00%) ±	4.49	9-7-2023	2,238,126	2,238,126

IT Services: 0.85%

Applied Systems Incorporated (1 Month LIBOR +3.00%) ±	5.48	9-19-2024	394,746	394,059

First Data Corporation (1 Month LIBOR +2.00%) ±	4.48	4-26-2024	1,775,000	1,774,468

Infor US Incorporated (1 Month LIBOR +2.75%) ±	5.23	2-1-2022	774,947	775,087

Sophia Holding Finance LP (3 Month LIBOR +3.25%) ±	5.85	9-30-2022	138,961	138,986

Wex Incorporated (1 Month LIBOR +2.25%) ±	4.73	6-30-2023	398,974	399,349

				3,481,949

Semiconductors & Semiconductor Equipment: 0.09%

Micron Technology Incorporated (1 Month LIBOR +1.75%) ±	4.24	4-26-2022	340,375	340,630

Software: 0.07%

SS&C Technologies Incorporated (1 Month LIBOR +2.25%) ±	4.73	4-16-2025	290,296	290,334

Materials: 0.96%

Containers & Packaging: 0.96%

Berry Plastics Corporation (1 Month LIBOR +2.00%) ±	4.48	10-1-2022	387,258	386,491

Flex Acquisition Company Incorporated (3 Month LIBOR +3.25%) ±	5.88	6-29-2025	744,375	731,661

Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.23	2-5-2023	2,437,641	2,440,761

RING Container Technologies (1 Month LIBOR +2.75%) ±	5.23	10-31-2024	370,499	368,491

				3,927,404

Real Estate: 1.33%

Equity REITs: 0.85%

Blackstone Mortgage Trust Incorporated (1 Month LIBOR +2.50%) ±<‡	0.00	4-23-2026	150,000	150,000

ESH Hospitality Incorporated (1 Month LIBOR +2.00%) ±	4.48	8-30-2023	1,133,750	1,132,254

MGM Growth Properties LLC (1 Month LIBOR +2.00%) ±	4.48	3-21-2025	315,126	314,845

The Geo Group Incorporated (1 Month LIBOR +2.00%) ±	4.49	3-22-2024	1,941,382	1,875,259

				3,472,358

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Real Estate Management & Development: 0.52%

Capital Automotive LP (1 Month LIBOR +2.50%) ±	4.99%	3-24-2024	$1,343,414	$1,339,223

Capital Automotive LP (1 Month LIBOR +6.00%) ±	8.48	3-24-2025	767,818	769,546

				2,108,769

Utilities: 0.38%

Independent Power & Renewable Electricity Producers: 0.38%

TerraForm Power Operating LLC (1 Month LIBOR +2.00%) ±‡	4.48	11-8-2022	666,563	664,063

Vistra Energy Corporation (1 Month LIBOR +2.25%) ±	4.73	12-14-2023	882,648	884,193

				1,548,256

Total Loans (Cost $86,185,545)				83,939,008

Non-Agency Mortgage-Backed Securities: 3.95%

American Money Management Corporation Series 2015-16A Class AR (3 Month LIBOR +1.26%) 144A±	3.86	4-14-2029	500,000	499,994

Argent Securities Incorporated Series 2004-W5 Class AV3B (1 Month LIBOR +0.90%) ±	3.38	4-25-2034	48,174	48,141

Banc of America Commercial Mortgage Securities Incorporated Series 2006-03 Class AM ±±	5.86	7-10-2044	547,504	193,373

Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±±	5.48	1-15-2049	119,385	119,855

Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	181,049	195,158

Banc of America Funding Corporation Series 2005 Class D-A1 ±±	4.69	5-25-2035	339,415	356,582

Banc of America Mortgage Securities Series 2003 Class 1A1 ±±	5.00	4-25-2033	259,673	253,920

Benchmark Mortgage Trust Series 2018-B1 Class A2	3.57	1-15-2051	195,000	200,337

Bluemountain CLO Limited Series 2015-2A Class A1R (3 Month LIBOR +0.93%) 144A±	3.53	7-18-2027	500,000	497,835

Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	23,120	23,377

Centex Home Equity Series 2004-B Class AF6	4.69	3-25-2034	58,562	59,597

CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	3.39	1-20-2028	485,000	481,654

Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±±	5.03	9-10-2045	1,000,000	1,030,911

Citigroup Commercial Mortgage Trust Series 2017-1500 Class A (1 Month LIBOR +0.85%) 144A±	3.32	7-15-2032	750,000	750,934

Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	3.57	7-15-2030	518,072	515,181

Citigroup Mortgage Loan Trust Incorporated Series 2003-HE3 Class A3 (1 Month LIBOR +0.76%) ±	3.24	12-25-2033	10,038	10,043

Commercial Mortgage Trust Series 2012-CR2 Class C ±±	4.99	8-15-2045	1,000,000	1,023,806

Commercial Mortgage Trust Series 2012-LC4 Class A4	3.29	12-10-2044	199,589	202,007

Commercial Mortgage Trust Series 2012-LC4 Class AM	4.06	12-10-2044	500,000	513,758

Commercial Mortgage Trust Series 2012-LC4 Class C ±±	5.72	12-10-2044	500,000	518,430

Countrywide Home Loans Series 2003-48 Class 2A2 ±±	4.57	10-25-2033	48,603	49,620

Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±±	3.81	9-25-2032	410,826	388,708

Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±±	4.30	6-25-2033	62,646	63,050

Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±±	4.64	3-25-2033	19,202	19,156

Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	3.51	12-31-2027	500,000	498,329

Global Mortgage Securitization Limited Series 2004-A Class A2 (1 Month LIBOR +0.32%) 144A±	2.80	11-25-2032	71,508	67,879

GS Mortgage Securities Trust Series 2010-C1 Class X 144A±±(c)	1.48	8-10-2043	4,960,114	62,037

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

GS Mortgage Securities Trust Series 2012-GCJ7 Class XA ±±(c)	2.36%	5-10-2045	$3,000,466	$118,884

GSAA Home Equity Trust Series 2004-5 Class AF5	4.33	6-25-2034	701	700

GSMPS Mortgage Loan Trust Series 2005-AHL Class M1 (1 Month LIBOR +0.65%) ±	3.12	4-25-2035	1,598	1,599

GSMPS Mortgage Loan Trust Series 2006-1 Class A1 (1 Month LIBOR +0.30%) 144A±	2.78	3-25-2035	34,232	34,096

JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AM ±±	5.47	6-12-2047	860	859

JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL (1 Month LIBOR +0.17%) ±	2.66	6-12-2047	737	737

JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	66,502	66,543

JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C17 Class B ±±	5.05	1-15-2047	50,000	53,427

JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±±	4.45	7-25-2034	23,681	24,162

JPMorgan Mortgage Trust Series 2004-A3 Class 3A3 ±±	4.07	7-25-2034	33,503	34,026

JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±±	4.64	6-25-2035	135,551	139,616

JPMorgan Mortgage Trust Series 2009-7 Class 2A1 144A±±	6.00	2-27-2037	1,401	1,397

MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±±	4.57	12-25-2033	215,876	217,273

MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±±	4.27	1-25-2034	7,971	7,943

MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±±	4.45	11-21-2034	10,081	10,412

MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	1-25-2020	2,670	2,708

MASTR Specialized Loan Trust Series 2005-3 Class A1 (1 Month LIBOR +0.36%) 144A±	2.84	11-25-2035	91,283	91,184

Mid-State Trust Series 11 Class A1	4.86	7-15-2038	174,021	182,866

MLCC Mortgage Investors Incorporated Series 2003-G Class A2 (6 Month LIBOR +0.68%) ±	3.57	1-25-2029	56,297	56,413

Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR +1.00%) ±	3.59	5-20-2030	416,493	417,668

Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A±±(c)	1.62	8-15-2045	4,038,139	150,647

Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A4 ±±	4.30	8-15-2046	569,000	599,229

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17 Class A3	3.53	8-15-2047	300,000	304,697

Morgan Stanley Capital I Trust Series 2004-NC1 Class M1 (1 Month LIBOR +1.05%) ±	3.53	12-27-2033	350,711	350,915

Morgan Stanley Capital I Trust Series 2012-C4 Class C 144A±±	5.60	3-15-2045	900,000	923,890

Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A ±±	6.36	9-25-2034	32,820	36,199

New Century Home Equity Loan Trust Series 2004-3 Class M1 (1 Month LIBOR +0.93%) ±	3.41	11-25-2034	1,118,626	1,116,520

Palmer Square Loan Funding Limited Series 2019-2A Class A1 (3 Month LIBOR +0.97%) 144A±%%	3.49	4-20-2027	415,000	415,000

Provident Funding Mortgage Loan Series 2005-1 Class 2A1 ±±	4.84	5-25-2035	6,541	6,544

RAIT Trust Series 2017-FL8 Class A (1 Month LIBOR +0.85%) 144A±	3.32	12-15-2037	48,977	48,942

Sequoia Mortgage Trust Series 2003-1 Class 1A (1 Month LIBOR +0.76%) ±	3.25	4-20-2033	9,404	9,236

SoFi Professional Loan Program LLC Series 2017-A Class A2B 144A	2.40	3-26-2040	750,000	736,924

Stonemont Portfolio Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	3.34	8-20-2030	453,426	453,281

Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±±	4.56	3-25-2034	35,039	34,773

Terwin Mortgage Trust Series 2003-6HE Class A3 (1 Month LIBOR +1.14%) ±	3.62	11-25-2033	159,555	155,917

Vendee Mortgage Trust Series 2003-2 Class IO ±±(c)	0.67	5-15-2033	3,091,992	90,783

Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	89,567	95,867

Wind River CLO Limited Series 2013-2A Class BR (3 Month LIBOR +1.60%) 144A±	4.20	10-18-2030	500,000	494,569

Total Non-Agency Mortgage-Backed Securities (Cost $16,330,564)				16,130,118

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	27

Security name		Expiration date	Shares	Value

Rights: 0.06%

Utilities: 0.06%

Independent Power & Renewable Electricity Producers: 0.06%

Vistra Energy Corporation †		12-31-2046	327,375	$248,805

Total Rights (Cost $340,913)				248,805

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 8.81%

Communication Services: 0.42%

Diversified Telecommunication Services: 0.09%

Intelsat Luxembourg SA	8.13%	6-1-2023	$475,000	359,219

Media: 0.18%

WPP Finance 2010	3.63	9-7-2022	750,000	755,727

Wireless Telecommunication Services: 0.15%

Globo Communicacoes Participacoes SA 144A	4.88	4-11-2022	595,000	604,526

Consumer Staples: 0.38%

Beverages: 0.19%

Pernod Ricard SA 144A	4.45	1-15-2022	760,000	787,589

Tobacco: 0.19%

BAT International Finance plc 144A	3.25	6-7-2022	750,000	750,953

Energy: 1.43%

Energy Equipment & Services: 0.37%

Ensco plc	5.75	10-1-2044	2,320,000	1,525,400

Oil, Gas & Consumable Fuels: 1.06%

Baytex Energy Corporation 144A	5.13	6-1-2021	1,450,000	1,450,000

Baytex Energy Corporation 144A	5.63	6-1-2024	1,575,000	1,492,313

Griffin Coal Mining Company Limited 144A(a)†	9.50	12-1-2016	1,122,015	0

Griffin Coal Mining Company Limited (a)†	9.50	12-1-2016	91,731	0

Rockpoint Gas Storage 144A	7.00	3-31-2023	1,375,000	1,375,000

				4,317,313

Financials: 2.80%

Banks: 0.90%

ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	787,345

Banco del Estado de Chile 144A	3.88	2-8-2022	650,000	661,869

Corporación Andina de Fomento	4.38	6-15-2022	958,000	993,686

Intelsat Connect Finance Company 144A	9.50	2-15-2023	400,000	371,000

Nielsen Holding and Finance BV 144A	5.00	2-1-2025	875,000	864,063

				3,677,963

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 1.73%

Intelsat Jackson Holdings SA	5.50%	8-1-2023	$5,275,000	$4,754,094

Intelsat Jackson Holdings SA 144A	8.50	10-15-2024	1,700,000	1,677,688

Tyco Electronics Group SA	3.50	2-3-2022	625,000	634,645

				7,066,427

Insurance: 0.17%

Sompo International Holdings Limited	7.00	7-15-2034	575,000	706,387

Health Care: 1.64%

Pharmaceuticals: 1.64%

Bausch Health Companies Incorporated 144A	5.50	3-1-2023	2,200,000	2,208,250

Bausch Health Companies Incorporated 144A	5.50	11-1-2025	375,000	383,790

Bausch Health Companies Incorporated 144A	5.88	5-15-2023	770,000	775,929

Bausch Health Companies Incorporated 144A	6.13	4-15-2025	1,940,000	1,964,250

Bausch Health Companies Incorporated 144A	6.50	3-15-2022	325,000	336,375

Bausch Health Companies Incorporated 144A	7.00	3-15-2024	575,000	605,906

Bausch Health Companies Incorporated 144A	8.50	1-31-2027	375,000	408,516

				6,683,016

Industrials: 1.05%

Commercial Services & Supplies: 0.59%

Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	2,350,000	2,414,625

Electrical Equipment: 0.27%

Sensata Technologies BV 144A	5.00	10-1-2025	260,000	266,500

Sensata Technologies BV 144A	6.25	2-15-2026	800,000	845,000

				1,111,500

Road & Rail: 0.19%

Canadian Pacific Railway Company	4.50	1-15-2022	750,000	777,382

Information Technology: 0.12%

Communications Equipment: 0.12%

Nielsen Holding and Finance BV 144A	5.50	10-1-2021	465,000	467,325

Materials: 0.81%

Containers & Packaging: 0.55%

Ardagh Packaging Finance plc 144A	4.25	9-15-2022	375,000	376,406

Ardagh Packaging Finance plc 144A	7.25	5-15-2024	725,000	763,824

OI European Group BV 144A	4.00	3-15-2023	1,100,000	1,086,250

				2,226,480

Metals & Mining: 0.26%

Glencore Finance Canada Limited 144A	4.25	10-25-2022	750,000	774,000

Vale Overseas Limited	4.38	1-11-2022	296,000	302,201

				1,076,201

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 0.16%

Electric Utilities: 0.16%

Comision Federal de Electricidad 144A	4.88%	5-26-2021	$650,000	$664,632

Total Yankee Corporate Bonds and Notes (Cost $36,438,939)				35,972,665

	Yield		Shares
Short-Term Investments: 4.45%

Investment Companies: 4.45%

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.36		18,183,562	18,183,562

Total Short-Term Investments (Cost $18,183,562)				18,183,562

Total investments in securities (Cost $583,794,897)	141.65%	578,614,745

Other assets and liabilities, net	(41.65)	(170,139,067)

Total net assets	100.00%	$408,475,678

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.

%%	The security is issued on a when-issued basis.

¥

A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

†	Non-income-earning security

@	Foreign bond principal is denominated in the local currency of the issuer.

‡	Security is valued using significant unobservable inputs.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued and/or unfunded loans.

Abbreviations:

AUD	Australian dollar

BRL	Brazilian real

CLO	Collateralized loan obligation

COP	Colombian peso

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GBP	Great British pound

GNMA	Government National Mortgage Association

IDR	Indonesian rupiah

INR	Indian Rupee

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

NZD	New Zealand dollar

PEN	Peruvian sol

REIT	Real estate investment trust

ZAR	South African rand

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	8,394,594	61,585,679	51,796,711	18,183,562	$0	$0	$114,204	$18,183,562	4.45%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2019 (unaudited)	Wells Fargo Multi-Sector Income Fund	31

Assets
Investments in unaffiliated securities, at value (cost $565,611,335)	$560,431,183
Investments in affiliated securities, at value (cost $18,183,562)	18,183,562
Foreign currency, at value (cost $123,113)	123,109
Receivable for investments sold	108,824
Principal paydown receivable	12,299
Receivable for interest	8,479,356
Prepaid expenses and other assets	4,859

Total assets	587,343,192

Liabilities
Secured borrowing payable	173,000,000
Dividends payable	3,138,705
Payable for investments purchased	962,375
Overdraft due to custodian bank	352,059
Advisory fee payable	264,258
Administration fee payable	24,023
Trustees’ fees and expenses payable	5,001
Accrued expenses and other liabilities	1,121,093

Total liabilities	178,867,514

Total net assets	$408,475,678

NET ASSETS CONSIST OF
Paid-in capital	$455,232,360
Total distributable loss	(46,756,682)

Total net assets	$408,475,678

NET ASSET VALUE PER SHARE
Based on $408,475,678 divided by 30,716,046 shares issued and outstanding (100,000,000 shares authorized)	$13.30

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Multi-Sector Income Fund	Statement of operations—six months ended April 30, 2019 (unaudited)

Investment income
Interest (net of foreign interest withholding taxes of $138,781)	$17,562,084
Income from affiliated securities	114,204
Dividends	18

Total investment income	17,676,306

Expenses
Advisory fee	1,590,887
Administration fee	144,626
Custody and accounting fees	136,075
Professional fees	33,095
Shareholder report expenses	26,370
Trustees’ fees and expenses	10,608
Transfer agent fees	17,501
Interest expense	2,740,296
Other fees and expenses	15,019

Total expenses	4,714,477

Net investment income	12,961,829

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(1,724,778)
Foreign currency transactions	(228,834)

Net realized losses on investments	(1,953,612)

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,381,653
Foreign currency transactions	347

Net change in unrealized gains on investments	13,382,000

Net realized and unrealized gains (losses) on investments	11,428,388

Net increase in net assets resulting from operations	$24,390,217

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Multi-Sector Income Fund	33

	Six months ended April 30, 2019 (unaudited)	Year ended October 31, 2018

Operations
Net investment income	$12,961,829	$28,169,960
Net realized losses on investments	(1,953,612)	(12,997,364)
Net change in unrealized gains (losses) on investments	13,382,000	(15,408,551)

Net increase (decrease) in net assets resulting from operations	24,390,217	(235,955)

Distributions to shareholders from
Net investment income and net realized gains	(19,311,709)	(15,295,803)
Tax basis return of capital	0	(27,375,294)

Total distributions to shareholders	(19,311,709)	(42,671,097)

Capital share transactions
Cost of shares repurchased	(9,919,812)	(43,599,996)

Total decrease in net assets	(4,841,304)	(86,507,048)

Net assets
Beginning of period	413,316,982	499,824,030

End of period	$408,475,678	$413,316,982

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Multi-Sector Income Fund	Statement of cash flows—six months ended April 30, 2019 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$24,390,217

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(52,251,970)
Proceeds from the sale of long-term securities	92,410,572
Paydowns	2,562,086
Amortization	(307,517)
Purchases and sales of short-term securities, net	(9,788,968)
Decrease in receivable for investments sold	739,228
Decrease in principal paydown receivable	29,529
Increase in receivable for interest	(469,619)
Decrease in prepaid expenses and other assets	9,755
Decrease in payable for investments purchased	(1,917,184)
Decrease in advisory fee payable	(20,356)
Decrease in administration fee payable	(1,851)
Increase in trustees’ fees and expenses payable	4,162
Decrease in accrued expenses and other liabilities	(215,363)
Litigation payments received	553
Net realized losses on investments	1,724,778
Net change in unrealized gains (losses) on investments	(13,382,000)

Net cash provided by operating activities	43,516,052

Cash flows from financing activities:
Decrease in secured borrowing payable	(14,000,000)
Cost of shares repurchased	(10,265,704)
Increase due to overdraft	352,059
Cash distributions paid	(19,536,574)

Net cash used in financing activities	(43,450,219)

Net increase in cash	65,833

Cash (including foreign currency):
Beginning of period	$57,276

End of period	$123,109

Supplemental cash disclosure
Cash paid for interest	$16,973,862

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Multi-Sector Income Fund	35

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.10	$14.31	$14.35	$14.06	$16.10	$16.40
Net investment income	0.41	0.85 [1]	0.97 [1]	1.08	1.10 [1]	1.14 [1]
Net realized and unrealized gains (losses) on investments	0.38	(0.92)	0.18	0.33	(1.98)	(0.24)

Total from investment operations	0.79	(0.07)	1.15	1.41	(0.88)	0.90
Distributions to shareholders from
Net investment income	(0.62)	(0.46)	(0.70)	(0.97)	(0.87)	(0.91)
Tax basis return of capital	0.00	(0.83)	(0.53)	(0.17)	(0.29)	(0.29)

Total distributions to shareholders	(0.62)	(1.29)	(1.23)	(1.14)	(1.16)	(1.20)
Anti-dilutive effect of shares repurchased	0.03	0.15	0.04	0.02	0.00	0.00
Net asset value, end of period	$13.30	$13.10	$14.31	$14.35	$14.06	$16.10
Market value, end of period	$12.39	$11.57	$13.05	$12.66	$12.02	$14.19
Total return based on market value[2]	12.73%	(1.91)%	13.07%	15.66%	(7.34)%	6.55%
Ratios to average net assets (annualized)
Expenses[3]	2.32%	2.14%	1.68%	1.39%	1.24%	1.21%
Net investment income[3]	6.38%	6.12%	6.73%	7.94%	7.33%	6.95%
Supplemental data
Portfolio turnover rate	7%	25%	38%	29%	31%	41%
Net assets, end of period (000s omitted)	$408,476	$413,317	$499,824	$590,840	$591,226	$677,004

Borrowings outstanding, end of period (000s omitted)	$173,352	$187,000	$187,000	$220,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,363	$3,210	$3,673	$3,686	$3,570	$3,944

[1]	Calculated based upon average shares outstanding

[2]

Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. Returns for periods of less than one year are not annualized.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2019 (unaudited)	1.35%
Year ended October 31, 2018	1.07%
Year ended October 31, 2017	0.61%
Year ended October 31, 2016	0.44%
Year ended October 31, 2015	0.24%
Year ended October 31, 2014	0.07%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Multi-Sector Income Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Notes to financial statements (unaudited)	Wells Fargo Multi-Sector Income Fund	37

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a monthly distribution plan, the Fund pays distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $608,089,801 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$13,193,277

Gross unrealized losses	(42,668,333)

Net unrealized losses	$(29,475,056)

38	Wells Fargo Multi-Sector Income Fund	Notes to financial statements (unaudited)

As of October 31, 2018, the Fund had capital loss carryforwards which consist of $11,604,833 in short-term capital losses and $14,769,863 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$5,146,976	$0	$5,146,976

Asset-backed securities	0	3,912,893	0	3,912,893

Common stocks

Materials	794	0	0	794

Corporate bonds and notes	0	298,376,425	0	298,376,425

Foreign corporate bonds and notes	0	25,002,393	0	25,002,393

Foreign government bonds	0	91,701,106	0	91,701,106

Loans	0	74,537,237	9,401,771	83,939,008

Non-agency mortgage-backed securities	0	16,130,118	0	16,130,118

Rights

Utilities	0	248,805	0	248,805

Yankee corporate bonds and notes	0	35,972,665	0	35,972,665

Short-term investments

Investment companies	18,183,562	0	0	18,183,562

Total assets	$18,184,356	$551,028,618	$9,401,771	$578,614,745

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Notes to financial statements (unaudited)	Wells Fargo Multi-Sector Income Fund	39

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Loans
Balance as of October 31, 2018	$14,613,791

Accrued discounts (premiums)	2,127

Realized losses	(113,041)

Change in unrealized gains (losses)	(478,381)

Purchases	1,683,364

Sales	(4,439,369)

Transfers into Level 3	2,063,412

Transfers out of Level 3	(3,930,132)

Balance as of April 30, 2019	$9,401,771

Change in unrealized gains (losses) relating to securities still held at April 30, 2019	$(478,656)

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. Wells Fargo Asset Management (International), LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended April 30, 2019 and the year ended October 31, 2018, the Fund did not issue any shares.

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may to repurchase up to 10% of its outstanding shares in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees had delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2019, the Fund purchased 826,455 of its shares on the open-market at a total cost of $9,919,812 (weighted average price per share of $11.99). The weighted average discount of these repurchased shares was 9.34%.

40	Wells Fargo Multi-Sector Income Fund	Notes to financial statements (unaudited)

6. BORROWINGS

The Fund has borrowed $173,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2019 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the six months ended April 30, 2019, the Fund had average borrowings outstanding of $173,696,133 at an average interest rate of 3.18% and paid interest in the amount of $2,740,296, which represents 1.35% of its average daily net assets (on an annualized basis).

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2019 were $42,551,122 and $74,609,460, respectively.

As of April 30, 2019, the Fund had unfunded term loan commitments of $372,375.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

10. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount

April 26, 2019	May 14, 2019	June 3, 2019	$0.10054

May 22, 2019	June 14, 2019	July 1, 2019	0.10006

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	41

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	43

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, from 2010 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

44	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

Automatic dividend reinvestment plan	Wells Fargo Multi-Sector Income Fund	45

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/ management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402352 06-19 SMSI/SAR159 04-19

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2018 to 11/30/2018	91,007	11.71	91,007	5,778
12/1/2017 to 12/31/2017	0	0	0	5,778
1/1/2019 to 1/31/2019	246,431	11.57	246,431	2,898,718
2/1/2019 to 2/28/2019	0	0	0	2,898,718
3/1/2019 to 3/31/2019	99,595	12.16	99,595	2,799,123
4/1/2019 to 4/30/19	389,422	12.27	389,422	2,409,701
Total	826,455	12.00	826,455	2,409,701

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Multi-Sector Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Multi-Sector Income Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Multi-Sector Income Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 26, 2019